SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2004


                               DRYCLEAN USA, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-9040                                         11-2014231
    ------------------------                  ---------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)


                    290 N.E. 68 Street, Miami, Florida 33138
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 754-4551

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement
---------         ------------------------------------------

         (a) On October 28, 2004, the Company received an extension until October 30, 2005 of its existing $2,250,000 revolving line of credit facility. In addition, on October 28, 2004, the Loan Agreement, dated as of December 19, 2001, as amended, under which the revolving line of credit facility was established, was amended to eliminate the borrowing base restriction on borrowings under the revolving credit facility, thereby enabling the Company to borrow up to the full $2,250,000 amount available under that facility regardless of the Company's levels of accounts receivable and inventories. The Company's obligations under the facility continue to be guaranteed by the Company's subsidiaries and collateralized by substantially all of the Company's and its subsidiaries' assets.

         (b) On October 28, 2004, the Company's wholly-owned subsidiary, Steiner Atlantic Corp. and William K. Steiner, Chairman of the Board of Directors, a director and a principal stockholder of the Company, entered into a letter of agreement confirming that the Lease dated October 6, 1995 between Steiner and William K. Steiner with respect to Steiner's facilities located at 290 N.E. 68th Street, 297 N.E. 67th Street and 277 N.E. 67th Street, Miami, Florida will continue until October 31, 2005 on the same terms and conditions, including rent, as prevailed immediately prior to such letter agreement.

Item 9.01     Financial Statements and Exhibits.
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              (a)    Financial Statements of Businesses Acquired: None

              (b)    Pro Forma Financial Information: None

              (c)    Exhibits:

              4.01 Letter agreement, dated October 28, 2004, between the Company and Wachovia Bank, National Association, formerly named First Union National Bank, extending the Company's revolving credit facility.

              4.02 Letter agreement, dated October 28, 2004, between the Company and Wachovia Bank, National Association, formerly named First Union National Bank, eliminating the borrowing base restriction on borrowings under the Company's revolving credit facility.

              99.01 Letter agreement, dated October 28, 2004, between Steiner-Atlantic Corp. and William K. Steiner with respect to the term of that certain Lease dated October 6, 1995 between Steiner and William K. Steiner with respect to Steiner's facilities located at 290 N.E. 68th Street, 297 N.E. 67th Street and 277 N.E. 67th Street Miami, Florida.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DRYCLEAN USA, Inc.


Date:    November 2, 2004             By:  Venerando J. Indelicato
                                           -------------------------------------
                                           Venerando J. Indelicato,
                                           Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

                4.01 Letter agreement, dated October 28, 2004, between the Company and Wachovia Bank, National Association, formerly named First Union National Bank, extending the Company's revolving credit facility.


                4.02 Letter agreement, dated October 28, 2004, between the Company and Wachovia Bank, National Association, formerly named First Union National Bank, eliminating the borrowing base restriction on borrowings under the Company's revolving credit facility.

                99.01 Letter agreement, dated October 28, 2004, between Steiner-Atlantic Corp. and William K. Steiner with respect to the term of that certain Lease dated October 6, 1995 between Steiner and William K. Steiner with respect to Steiner's facilities located at 290 N.E. 68th Street, 297 N.E. 67th Street and 277 N.E. 67th Street Miami, Florida.